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                       SECURITIES AND EXCHANGE COMMISSION

                                  UNITED STATES

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 15, 2005

                             HENNESSY ADVISORS, INC.
                             -----------------------

             (Exact name of registrant as specified in its charter)

         California                    000-49872                68-0176227
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(State or other jurisdiction          Commission               (IRS Employer
      of incorporation)              File Number)           Identification No.)

        750 Grant Avenue, Suite 100                                 94945
                                                                    -----
             Novato, California
  (Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number including area code: (415) 899-1555
                                                           --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.        Entry into a Material Definitive Agreement

         On March 15, 2005, the Company signed definitive agreements with Landis Associates LLC and Michael L. Hershey for Hennessy to purchase assets related to the management contract for the Henlopen Fund. The Company also entered into a noncompetition agreement with Mr. Hershey. A copy of Hennessy's press release dated March 15, 2005, which describes the principal terms of the asset purchase agreements, is attached as Exhibit 99.





Item 9.01.                 Financial Statements and Exhibits

(c)      Exhibits

2.1 Asset Purchase Agreement dated as of March 15, 2005 between Hennessy Advisors, Inc. and Landis Associates LLC*

2.2 Asset Purchase Agreement dated as of March 15, 2005 between Hennessy Advisors, Inc. and Michael L. Hershey*

10 Noncompetition Agreement dated as of March 15, 2005 between Hennessy Advisors, Inc. and Michael L. Hershey*

99        Press Release

* To be filed as exhibits to the applicable periodic report pursuant to Regulation S-B 601.



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         Pursuant to the requirements of the Securities and Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        HENNESSY ADVISORS, INC.
                                        (registrant)



March 16, 2005                          By:     /s/ Neil J. Hennessy
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                                                Neil J. Hennessy
                                                President



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